UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Participation Investors
Report for the Six Months Ended June 30, 2016

Adviser	Transfer Agent & Registrar
Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189	DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374

Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Internet Website www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors

Counsel to the Trust	Babson Capital Participation Investors
Ropes & Gray LLP	c/o Babson Capital Management LLC
Boston, Massachusetts 02110	1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Custodian	(413) 226-1516
State Street Bank and Trust Company
Boston, Massachusetts 02116

Investment Objective and Policy

Babson Capital Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Babson Capital Management LLC ("Babson Capital") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

July 31, 2016

We are pleased to present the June 30, 2016 Quarterly Report of Babson Capital Participation Investors (the "Trust"). At the Trust's Annual Meeting of Shareholders, which was held on April 22, 2016, Michael L. Klofas announced that he was retiring from Babson Capital and as President of the Trust, effective June 1st. The Trust also announced that Robert M. Shettle will succeed Mr. Klofas as President of the Trust effective June 1, 2016. Mr. Shettle is currently head of Babson Capital's Mezzanine and Private Equity Group, where he focuses on originating, analyzing, structuring and documenting mezzanine and private equity investments.

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 12, 2016 to shareholders of record on August 1, 2016. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.25 per share of net investment income for the second quarter of 2016, compared to $0.22 per share, including $0.02 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust increased to $139,379,949 or $13.46 per share compared to $138,443,220 or $13.39 per share on March 31, 2016. This translates into a 2.5% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 5.1%, 10.2%, 10.8%, 9.8% and 12.3% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased 3.1% during the quarter, from $14.29 per share as of March 31, 2016 to $14.73 per share as of June 30, 2016. The Trust's market price of $14.73 per share equates to a 9.4% premium over the June 30, 2016 net asset value per share of $13.46. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 1.1%, 8.3% and 7.4%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 3.8% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.5% for the quarter.

The Trust closed five new private placement investments, as well as two add-on investments in existing portfolio companies, during the second quarter. The five new investments were in API Technologies Corp., CORA Health Services, Inc., Money Mailer Equity LLC, NSi Industries Holdings, Inc. and Software Paradigms International Group, LLC, while the add-on investments were in Church Services Holding Company and Handi Quilter Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $7,861,000.

Despite broad middle market acquisition activity metrics being notably lower than in 2015, our deal flow remained robust and our investment activity continued at an active pace during the second quarter. Barring any external shocks to the market, we expect deal flow to remain steady for the balance of the year and therefore, are cautiously optimistic about the prospects for new investment activity for the Trust in 2016. I say "cautiously" optimistic regarding the prospects for new investments due to the high purchase prices and debt levels that are increasingly present in middle market buyout transactions, combined with downward pressure on investment returns. Purchase multiples continue to be well above historical averages, and while leverage multiples appear to have decreased modestly, they are still well above historical averages. More recently, investment returns have been under some pressure as well, as new competitors enter the market due to the attractive yields the middle market offers relative to other market segments. While we are actively making new investments on behalf of the Trust, we do so cautiously and with credit discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are unwilling to provide financial leverage at levels we consider to be imprudent, an approach that has served us well over the long term and through various market cycles.

The Trust's existing portfolio remains in solid condition with the number of companies on our watch list and/or in default continuing to be below historical averages. We exited seven investments during the quarter, five of which resulted in realized gains while two long-time troubled investments, Transpac and NABCO, were realized at a loss. In two of the five successful exits, the Trust reinvested with the new buyer. We also had one Company prepay the remaining balance of its debt instruments held by the Trust. Of note, we have a notable list of portfolio companies that we expect to be sold over the next two to three quarters.

While the Trust was able to maintain its $0.27 per share quarterly dividend for the second quarter, we must make note again, as we have for over two years now, that this dividend level may not be sustainable. The Trust's net investment income per share from recurring sources of $0.25 for the second quarter was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012. As we have discussed in prior reports, net investment income is down due principally to the

(Continued)

considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014, and the challenges of replacing that level of exits and prepayments in a prudent and timely manner. With several strong recent quarters of new investment activity, we have made some progress in rebuilding the private portfolio, but it is still below its former size. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. This quarter, the Trust utilized $0.02 per share of earnings carry-forwards to maintain the $0.27 per share quarterly dividend. The Trust continues to have earnings carry-forwards which should be available to supplement recurring income for the next few quarters. But unless market conditions change dramatically, it is still unlikely that we will be able to completely rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, barring an unforeseen favorable change in the market, it is a distinct possibility that in 2017 we will have to reduce the dividend from the current $0.27 per share quarterly rate. As we move through the coming quarters, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/16*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $96,949,841)	$98,222,967
Corporate restricted securities at market value (Cost - $18,482,579)	17,817,366
Corporate public securities at market value (Cost - $21,784,010)	21,377,000
Short-term securities at amortized cost	3,999,383

Total investments (Cost - $141,215,813)	141,416,716
Cash	13,362,962
Interest receivable	1,369,064
Receivable for investments sold	64,952
Other assets	6,405
Total assets	156,220,099

Liabilities:
Note payable	15,000,000
Payable for investments purchased	657,597
Deferred tax liability	579,023
Investment advisory fee payable	313,605
Interest payable	27,267
Accrued expenses	262,658
Total liabilities	16,840,150
Total net assets	$139,379,949

Net Assets:
Common shares, par value $.01 per share	$103,559
Additional paid-in capital	95,626,242
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment gain	3,399,364
Accumulated net realized loss on investments	117,594
Net unrealized depreciation of investments	(378,120)
Total net assets	$139,379,949
Common shares issued and outstanding (14,787,750 authorized)	10,355,987
Net asset value per share	$13.46

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2016

(Unaudited)

Investment Income:
Interest	$5,918,632
Dividends	109,237
Other	81,674
Total investment income	6,109,543

Expenses:
Investment advisory fees	625,102
Interest	306,750
Trustees' fees and expenses	150,000
Professional fees	121,885
Reports to shareholders	48,000
Custodian fees	12,000
Other	58,379
Total expenses	1,322,116
Investment income - net	4,787,427

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	190,503
Income tax expense	(161,219)
Net realized gain on investments after taxes	29,284
Net change in unrealized appreciation of investments before taxes	1,704,111
Net change in deferred income tax expense	(69,935)
Net change in unrealized appreciation of investments after taxes	1,634,176
Net gain on investments	1,663,460
Net increase in net assets resulting from operations	$6,450,887

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2016

(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$24,491
Purchases of portfolio securities	(20,154,200)
Proceeds from disposition of portfolio securities	28,334,837
Interest, dividends and other income received	5,631,215
Interest expense paid	(306,750)
Operating expenses paid	(1,003,989)
Income taxes paid	(635,666)
Net cash provided by operating activities	11,889,938

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,581,117)
Receipts for shares issued on reinvestment of dividends	371,879
Net cash used for financing activities	(5,209,238)
Net increase in cash	6,680,700
Cash - beginning of year	6,682,262
Cash - end of period	$13,362,962

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$6,450,887

Decrease in investments	4,974,965
Decrease in interest receivable	244,198
Increase in receivable for investments sold	(64,952)
Decrease in other assets	20,378
Increase in deferred tax liability	69,935
Increase in investment advisory fee payable	9,068
Increase in payable for investments purchased	657,597
Increase in accrued expenses	2,309
Decrease in tax payable	(474,447)
Total adjustments to net assets from operations	5,439,051
Net cash provided by operating activities	$11,889,938

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2016 (Unaudited)	For the year ended 12/31/2015
Increase/(Decrease) in net assets:
Operations:
Investment income - net	$4,787,427	$9,762,813
Net realized gain on investments after taxes	29,284	161,395
Net change in unrealized appreciation/(depreciation) of investments after taxes	1,634,176	(1,368,494)
Net increase in net assets resulting from operations	6,450,887	8,555,714

Increase from common shares issued on reinvestment of dividends
Common shares issued (2016 - 27,596; 2015 - 27,306)	371,879	368,734

Dividends to shareholders from:
Net investment income (2016 - $0.27 per share; 2015 - $1.08 per share)	(2,792,451)	(11,143,733)
Total increase/(decrease) in net assets	4,030,315	(2,219,285)

Net assets, beginning of period/year	135,349,634	137,568,919

Net assets, end of period/year (including undistributed net investment income of $3,399,364 and $1,404,388, respectively)	$139,379,949	$135,349,634

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/16		For the years ended December 31,
	(Unaudited)		2015		2014	2013		2012
Net asset value:
Beginning of period/year	$13.10		$13.35		$12.83	$12.56		$11.90
Net investment income (a)	0.46		0.95		1.04	1.00		1.08
Net realized and unrealized gain (loss) on investments	0.16		(0.12)		0.57	0.35		0.64

Total from investment operations	0.62		0.83		1.61	1.35		1.72

Dividends from net investment income to common shareholders	(0.27)		(1.08)		(0.96)	(1.08)		(1.04)
Dividends from realized gain on investments to common shareholders	-		-		(0.12)	-		(0.04)
Increase from dividends reinvested	0.01		(0.00	)(b)	(0.01)	(0.00	)(b)	0.02

Total dividends	(0.26)		(1.08)		(1.09)	(1.08)		(1.06)

Net asset value: End of period/year	$13.46		$13.10		$13.35	$12.83		$12.56
Per share market value:
End of period/year	$14.73		$13.75		$13.23	$12.88		$13.91

Total investment return
Net asset value (c)	4.82%		6.23%		13.61%	10.97%		15.89%
Market value (c)	9.23%		12.66%		12.54%	0.47%		(4.54%)
Net assets (in millions):
End of period/year	$139.38		$135.35		$137.57	$131.42		$127.87
Ratio of total expenses to average net assets	2.17	% (e)	2.17%		2.84%	2.15%		2.83%
Ratio of operating expenses to average net assets	1.48	% (e)	1.49%		1.49%	1.51%		1.51%
Ratio of interest expense to average net assets	0.45	% (e)	0.44%		0.45%	0.47%		0.49%
Ratio of income tax expense to average net assets (d)	0.24	% (e)	0.24%		0.90%	0.17%		0.83%
Ratio of net investment income to average net assets	7.00	% (e)	6.95%		7.82%	7.77%		8.82%
Portfolio turnover	15%		30%		32%	30%		34%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)

Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)

As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,292	$10,023	$10,171	$9,761	$9,525

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(Unaudited)

Corporate Restricted Securities - 83.25%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 70.47%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	$102,270	$134,339
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	120,392
			113,634	254,731

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$420,000	05/15/08	413,944	375,060
13% Senior Subordinated Note due 12/20/2016 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	21,099 shs	05/15/08	35,654	-
			894,225	375,060

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$181,818	08/01/12	170,937	179,962
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	201,015
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	33,653
			338,383	414,630

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	-
* 12/07/12, 07/11/13 and 06/30/15.

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	152 shs.	12/27/07	75,131	269,699
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	49,365
			96,731	319,064

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$1,197,336	03/27/15	1,177,767	1,221,282
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	112,013
Common Stock (B)	346 shs.	03/27/15	346	-
			1,290,267	1,333,295

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,472,270	11/18/14	$1,449,275	$1,505,167
Limited Liability Company Unit	288 uts.	11/18/14	288,000	314,221
			1,737,275	1,819,388

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	289,955

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
11.75% Second Lien Term Loan due 09/17/2019	$1,759,500	03/30/15	1,740,920	1,687,842

API Technologies Corp.

A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% Senior Subordinated Note due 4/22/2023	$1,380,000	04/22/16	1,354,454	1,402,493
Limited Liability Company Unit (B)	345,000 uts.	04/20/16	345,000	345,000
			1,699,454	1,747,493

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,708,837	*	1,689,472	1,712,531
Limited Partnership Interest	524 uts.	08/01/14	523,950	563,168
* 05/21/13 and 08/01/14.			2,213,422	2,275,699

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$744,954	11/19/15	731,328	741,769
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	62,105
			842,428	803,874

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,488,311	1,556,382
Preferred Stock (B)	210 shs.	08/17/15	209,390	194,424
Common Stock (B)	210 shs.	08/17/15	210	-
			1,697,911	1,750,806

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2021 (D)	$500,587	07/31/14	$491,228	$-
Limited Liability Company Unit	45,504 uts.	*	-	-
* 07/31/14 and 10/14/15.			491,228	-

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$178,723	10/12/12	177,122	178,723
13% Senior Subordinated Note due 09/30/2019	$329,765	10/12/12	315,922	329,765
Common Stock (B)	51,064 shs.	10/12/12	51,064	201,729
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	79,863
			564,324	790,080

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$1,591,856	06/30/15	1,564,220	1,413,592
Common Stock (B)	1,417 shs.	06/30/15	156,800	73,005
			1,721,020	1,486,597

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	114,924
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	252,182
			208,333	367,106

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,356,731	1,412,605
Preferred Stock (B)	1,350 shs.	*	134,972	162,947
Preferred Stock (B)	489 shs.	*	48,721	59,059
Common Stock (B)	140 shs.	*	14,864	56,914
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	23,640
* 05/09/13 and 11/01/13.			1,560,718	1,715,165

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$773,943	01/19/11	$760,533	$773,943
14% Senior Subordinated Note due 08/03/2019	$202,930	08/03/12	200,822	202,930
Common Stock (B)	375 shs.	01/19/11	37,500	49,610
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	38,996
			1,028,105	1,065,479

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$191,888	03/26/12	189,386	179,119
10% Senior Subordinated Note due 09/15/2099	$6,492	09/15/14	6,492	-
Preferred Stock (B)	548 shs.	04/11/16	54,762	-
Common Stock (B)	1,327 shs.	*	132,700	-
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	-
* 03/26/12, 05/25/12 and 06/19/12.			389,080	179,119

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$1,609,813	10/01/14	1,583,905	1,609,813
Common Stock (B)	1,568 shs.	10/01/14	156,818	50,672
			1,740,723	1,660,485

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	692,278

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)	230 uts.	03/04/15	147,304	112,701
			147,304	112,701

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	105,467
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	81,414
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	846,117
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	128,541
			142,369	1,161,539

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% Senior Subordinated Note due 06/30/2023	$758,243	06/30/16	$743,084	$758,243
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	3,791
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	72,033
			818,908	834,067

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,277,645	11/22/13	1,261,740	1,280,327
Common Stock (B)	78 shs.	11/22/13	443,182	409,317
			1,704,922	1,689,644

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,390,025	05/04/12	1,376,502	1,390,025
Preferred Stock (B)	25 shs.	05/04/12	252,434	290,408
Common Stock (B)	25 shs.	05/04/12	28,048	-
			1,656,984	1,680,433

Dunn Paper
A provider of specialty paper for niche product applications.
Preferred Stock (B)	261 shs.	12/30/14	261,364	910,570

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,701,285	1,720,519

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,309,436	11/21/14	1,285,925	1,335,625
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	70,079
			1,357,800	1,405,704

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$962,116	04/04/14	949,446	971,738
Common Stock (B)	31 shs.	04/04/14	77,533	83,727
			1,026,979	1,055,465

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	$58,345	$75,709
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	129,464
			75,418	205,173

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	-	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	147,547
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	18,498
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	16,322
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	29,802
			105,046	292,728

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$1,443,937	05/01/15	1,420,094	1,458,376
Common Stock (B)	148 shs.	05/01/15	148,096	189,561
			1,568,190	1,647,937

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	127,736

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	98,790
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	31,918
			76,687	130,708

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$1,601,899	03/27/14	1,579,591	1,448,952
Common Stock (B)	15,500 shs.	03/27/14	155,000	62,072
			1,734,591	1,511,024

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$1,207,911	03/27/13	$1,195,191	$1,194,185
Common Stock (B)	1,181 shs.	03/27/13	118,110	110,143
			1,313,301	1,304,328

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% Senior Subordinated Note due 01/05/2022	$1,584,847	01/15/16	1,554,983	1,632,392
Common Stock (B)	147 shs.	01/15/16	147,436	152,003
			1,702,419	1,784,395

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$796,780	06/19/15	783,490	812,716
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	74,820
Common Stock (B)	342 shs.	06/19/15	2,945	-
			857,118	887,536

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	187,046

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	692,237	702,348
Common Stock (B)	846 shs	02/05/14	84,636	66,978
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	31,430
			813,689	800,756
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,500	12/19/14	1,413,616	1,450,884
Limited Liability Company Unit Preferred (B)	359 uts.	*	359,375	220,160
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	-	-
* 12/19/14 and 4/29/16.			1,772,991	1,671,044

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,095,397	02/14/14	$1,080,976	$1,106,351
12% Senior Subordinated Note due 08/14/2019	$431,250	06/22/15	427,829	439,875
Preferred Stock Series A (B)	1,140 shs.	02/14/14	114,011	123,088
Common Stock (B)	821 shs.	02/14/14	822	244,394
			1,623,638	1,913,708

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	51,724	97,874

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
16% Senior Subordinated Note due 01/17/2020	$1,664,242	01/17/14	1,643,137	1,434,387
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	-
			1,744,700	1,434,387

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 04/15/2021	$703,125	04/15/13	681,440	710,156
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	422,442
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37,177shs.	04/15/13	32,344	83,961
			948,159	1,216,559

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$1,311,700	12/30/15	1,287,730	1,347,563

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-
			-	-

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	$1,093,996	$1,018,501
Common Stock (B)	251 shs.	08/19/08	251,163	29,969
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	7,746
			1,405,392	1,056,216

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$1,205,378	09/27/12	1,192,296	1,205,378
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	161,197
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	50,156
			1,305,932	1,416,731

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	93 shs.	10/27/11	77,462	159,083

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$1,081,336	11/10/14	1,064,324	1,103,665
Common Stock (B)	2,300 shs.	11/10/14	230,000	302,073
			1,294,324	1,405,738

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	114,917

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	317,079
Preferred Stock B (B)	0.06 shs.	12/20/10	-	115
Common Stock	33 shs.	12/20/10	1,667	106,294
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	134,013
			272,310	557,501

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$1,107,473	12/11/13	$1,093,566	$1,118,547
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	611,794	1,176,407
			1,705,360	2,294,954

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$1,118,783	12/05/12	1,106,094	966,055
Limited Liability Company Unit (B)	1,038,805 uts.	12/05/12	232,207	30,949
			1,338,301	997,004

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	-	-
Preferred Stock Series B	29 shs.	12/23/11	-	-
Common Stock	163 shs.	*	6,522	235,009
* 12/23/11 and 06/30/14.			6,522	235,009

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	71,053	79,258
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	48,635
			108,924	127,893

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	-	74,817
Common Stock (B)	353 shs.	07/15/08	285,619	340,534
			285,619	415,351

Kyjen Company
A designer and distributer of branded and private label dog toys and accessories primarily in the US.
13% Senior Subordinated Note due 10/14/2021	$1,302,972	10/14/15	1,279,218	1,338,568

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	148,350
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	20,770
* 05/04/07 and 01/02/08.			189,262	169,120

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$419,971	01/15/10	$404,121	$-
15% Senior Subordinated Note due 01/15/2018 (D)	$115,253	10/05/10	114,604	-
Common Stock (B)	35 shs.	10/05/10	35,400	-
Common Stock Class B (B)	118 shs.	01/15/10	117,647	-
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	-
			766,351	-

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$876,983	04/17/15	868,325	850,724
Limited Liability Company Unit	5 uts.	04/17/15	678,329	245,042
			1,546,654	1,095,766

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$765,432	09/22/15	751,626	780,741
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	97,592
			853,126	878,333

Merex Holding Corporation

A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019	$454,295	09/22/11	449,013	408,866
15% Senior Subordinated Note due 04/30/2022	$23,839	08/18/15	23,839	-
Limited Liability Company Unit Series A (B)	228 uts.	05/07/14	14,760	-
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	-
Common Stock Class A (B)	1,859 shs.	08/18/15	-	-
			643,557	408,866

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,101,123	09/30/14	1,083,307	1,134,157
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	140,036
			1,302,852	1,274,193

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,296,766	11/02/12	$1,282,346	$1,296,766
Common Stock (B)	45 shs.	11/02/12	44,643	41,979
			1,326,989	1,338,745

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% Senior Subordinated Note due 10/29/2021	$1,726,512	04/29/16	1,692,683	1,726,512

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$1,000,510	11/30/10	992,636	1,000,510
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	-	61,523
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	-	5,579
			992,636	1,067,612

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	809,408	-
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	-
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	-
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	99,054
* 12/18/08 and 09/30/09.			1,665,969	99,054

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	251,387
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	2,605 shs.	*	260,479	376,314
* 07/09/09 and 08/09/10.			434,485	627,701

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% Senior Subordinated Note due 5/17/2023	$1,521,173	06/30/16	$1,491,389	$1,547,692
Common Stock (B)	207 shs.	05/17/16	207,000	207,000
			1,698,389	1,754,692

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	67,641
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	54,250
Common Stock (B)	344 shs.	06/04/10	344	46,483
			86,823	168,374

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	1,421,621	1,492,470
Common Stock Class A (B)	276,000 shs.	01/29/16	276,000	320,126
			1,697,621	1,812,596

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	1,235,800
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	59,211
Common Stock (B)	21,262 shs.	05/22/09	993,816	-
			1,342,900	1,295,011

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	-

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,056,710	07/31/14	1,041,575	1,036,592
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	113,945
			1,189,671	1,150,537

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,582,102	1,642,302
Limited Liability Company Unit Preferred (B)	1,149 uts.	05/29/15	114,900	124,883
Limited Liability Company Unit Common (B)	1,149 uts.	05/29/15	-	49,334
			1,697,002	1,816,519

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,155,311	11/20/14	$1,137,898	$1,178,417
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	388,125
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	39,441
			1,352,817	1,605,983

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,116,918	1,158,616
Common Stock (B)	118 shs.	05/12/15	118,476	149,426
			1,235,394	1,308,042

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	225,199
* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	120,834
Common Stock (B)	983 shs.	03/30/12	9,830	147,264
			93,750	268,098

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	29,780
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	12,167
			103,825	41,947

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	334,271
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	84,671
* 08/31/07 and 03/06/08.			328,729	418,942

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	$726,147	$-
Common Stock (B)	841 shs.	10/18/13	84,100	-
			810,247	-

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% Senior Subordinated Note due 11/23/2021	$1,727,659	05/23/16	1,693,629	1,749,986

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,044,011	1,070,381
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	251,168
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	41,938
			1,232,972	1,363,487

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017	$1,217,936	*	1,298,376	1,186,601
Common Stock (B)	38 shs.	12/14/10	38,168	17,068
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	16,657
* 12/14/10, 08/17/12 and 03/31/16.			1,373,793	1,220,326

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$1,215,600	07/31/15	1,194,294	1,222,946
Common Stock (B)	68 shs.	07/31/15	78,150	62,876
			1,272,444	1,285,822

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$766,700	10/15/15	752,802	787,536
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	101,165
			848,602	888,701

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$634,764	12/05/13	$-	$634,764
15% Senior Subordinated Note due 12/05/2020 (D)	$64,684	12/05/13	219,203	61,450
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	-	-
			219,203	696,214

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$1,567,954	07/05/13	1,550,030	1,567,954
Limited Liability Company Unit Preferred Class A (B)	147,727 shs.	07/05/13	147,727	208,199
			1,697,757	1,776,153

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$1,134,863	01/23/15	1,116,714	1,099,014

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$1,725,000	01/21/16	1,692,578	1,711,739

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	85,045
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			923,711	85,045

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	577,275

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	$867,531	$1,260,698
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	1,260,698

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$373,615	08/03/15	367,219	381,420
Limited Liability Company Unit (B)	370,241 uts.	08/03/15	370,241	534,721
			737,460	916,141

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	205 shs.	12/16/10	205,480	179,753
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	48,306
			254,814	228,059

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% Senior Subordinated Note due 07/22/2021	$1,578,588	01/22/16	1,549,012	1,624,483
Common Stock (B)	157 shs.	01/22/16	156,818	157,127
			1,705,830	1,781,610

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$954,708	11/03/11	947,000	954,708
Common Stock	1,500 shs.	11/03/11	150,000	202,589
			1,097,000	1,157,297

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$1,572,322	03/04/15	1,546,432	1,501,661
Common Stock (B)	1,835 shs.	03/04/15	183,500	93,642
			1,729,932	1,595,303

Total Private Placement Investments (E)			$96,949,841	$98,222,967

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.78%:

Bonds - 12.78%
Altice Financing S.A.	7.500%	05/15/26	$400,000	$400,000	$392,000
Amsted Industries	5.375	09/15/24	240,000	240,000	235,200
Belden Inc.	5.250	07/15/24	210,000	210,000	203,175
Cimpress N.V.	7.000	04/01/22	500,000	486,356	495,000
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	406,937
Consolidated Energy Finance S.A.	6.750	10/15/19	500,000	494,300	470,000
Constellium N.V.	7.875	04/01/21	373,000	373,000	384,656
Cornerstone Chemical Company	9.375	03/15/18	375,000	379,007	367,500
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	272,800
CVR Partners, LP.	9.250	06/15/23	500,000	487,569	508,750
Dean Foods	6.500	03/15/23	329,000	329,000	339,693
Digicel Group Limited	6.000	04/15/21	500,000	455,284	428,600
Endo Finance LLC	5.375	01/31/23	500,000	490,479	433,750
First Data Corporation	5.000	01/15/24	406,000	406,000	407,015
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	132,556
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	312,354
HP Enterprise Company	4.900	10/15/25	500,000	498,652	522,411
International Wire Group	8.500	10/15/17	500,000	512,124	495,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	520,000
Jupiter Resources Inc.	8.500	10/01/22	500,000	473,713	358,750
OPE KAG Finance Sub	7.875	07/31/23	500,000	522,200	492,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	679,627	639,795
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	475,000
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	370,000
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	421,135
Micron Technology, Inc.	7.500	09/15/23	203,000	203,000	215,688
Moog Inc.	5.250	12/01/22	500,000	503,521	506,250
MPLX LP	4.875	12/01/24	500,000	500,000	487,081
Nielsen Finance LLC	5.000	04/15/22	271,000	272,696	276,420
Paragon Offshore plc. (D)	6.750	07/15/22	500,000	175,711	150,000
Penske Corporation	4.875	07/11/22	500,000	498,526	545,269
Prime Security Services Borrower	9.250	05/15/23	500,000	500,000	530,000
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	124,135
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	249,375
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	208,080
TeamHealth Holdings Inc	7.250	12/15/23	115,000	115,000	123,064
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	471,030
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	512,450
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	158,800

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Univision Communications, Inc.	5.125%	02/15/25	$419,000	$424,761	$414,286
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	205,920
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,487	220,625
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	503,795	483,750
VRX Escrow Corp.	6.125	04/15/25	382,000	382,000	306,555
Welltec A/S	8.000	02/01/19	375,000	371,551	348,281
West Corporation	5.375	07/15/22	500,000	492,020	465,000
Western Digital Corporation	10.500	04/01/24	253,000	253,000	270,710
XPO Logistics, Inc.	7.875	09/01/19	451,000	464,200	460,020
Total Bonds				18,482,579	17,817,366

Common Stock - 0.00%
TherOX, Inc. (B)			2	-	-
Touchstone Health Partnership (B)			292	-	-

Total Common Stock				-	-

Total Rule 144A Securities				18,482,579	17,817,366

Total Corporate Restricted Securities				$115,432,420	$116,040,333

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Public Securities - 15.34%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.27%
Aquilex Holdings LLC	5.000%	12/31/20	$157,303	$157,048	$149,438
Seadrill Partners Finco, LLC	4.000	02/21/21	497,449	208,296	220,867
Total Bank Loans				365,344	370,305

Bonds - 15.07%
Accuride Corp	9.500	08/01/18	500,000	492,097	463,100
ADT Security Services Corporation	4.125	06/15/23	500,000	436,596	468,125
Alcoa, Inc.	6.150	08/15/20	600,000	617,533	649,500
Anglogold Holdings PLC	5.375	04/15/20	600,000	602,979	625,332
Anixter, Inc.	5.125	10/01/21	165,000	165,000	167,475
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	386,113
Bank of America Corporation	4.000	04/01/24	500,000	498,484	533,647
Bonanza Creek Energy, Inc.	5.750	02/01/23	500,000	500,000	201,250
Brunswick Corporation	7.125	08/01/27	500,000	504,138	537,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	498,286	353,750
Clearwater Paper Corporation	4.500	02/01/23	500,000	496,404	485,625
Commercial Metals Company	4.875	05/15/23	750,000	751,163	708,750
CVR Refining LLC	6.500	11/01/22	350,000	340,730	301,000
Duke Realty Limited Partnership	3.875	10/15/22	500,000	502,284	530,129
EP Energy Corporation	9.375	05/01/20	406,000	183,596	287,245
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,679	650,000
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	148,400
Frontier Communications Corporation	6.875	01/15/25	500,000	490,854	419,687
HealthSouth Corporation	7.750	09/15/22	122,000	122,191	126,270
HealthSouth Corporation	5.125	03/15/23	421,000	412,081	412,580
Hertz Corporation	6.750	04/15/19	220,000	218,471	224,599
Hornbeck Offshore Services, Inc.	1.500	09/01/19	500,000	257,500	286,875
Hospital Corporation of America	5.375	02/01/25	100,000	101,653	102,500
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	180,634
Icahn Enterprises L.P.	6.000	08/01/20	600,000	607,977	592,500
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,984	502,500
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,310	518,976
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	165,600
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	471,250	467,500
Lazard Group LLC	4.250	11/14/20	500,000	498,916	532,205
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	357,890	364,875
MasTec, Inc.	4.875	03/15/23	500,000	492,147	463,750
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	935,000
Netflix, Inc.	5.500	02/15/22	299,000	299,000	311,708
Omnova Solutions, Inc.	7.875	11/01/18	450,000	453,745	450,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Perry Ellis International, Inc.	7.875%	04/01/19	$125,000	$124,392	$125,000
Precision Drilling Corporation	6.625	11/15/20	250,000	254,576	226,875
Reinsurance Group of America	3.950	09/15/26	500,000	503,284	515,201
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	444,690
Sanchez Energy Corporation	6.125	01/15/23	500,000	353,902	386,250
Sprint Corporation	7.125	06/15/24	155,000	155,000	123,612
Sprint Nextel Corporation	6.000	12/01/16	500,000	501,307	503,125
Steelcase, Inc.	6.375	02/15/21	500,000	504,680	570,290
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	491,250
Summit Midstream Holdings, LLC	5.500	08/15/22	92,000	65,995	79,120
Time Warner Cable, Inc.	5.000	02/01/20	500,000	495,711	543,472
Tyson Foods, Inc.	4.500	06/15/22	500,000	510,867	557,044
Weatherford International	4.500	04/15/22	500,000	514,059	428,750
William Lyon Homes	7.000	08/15/22	500,000	500,000	495,000
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	374,000
Xerium Technologies, Inc.	8.875	06/15/18	591,000	597,954	582,135
Total Bonds				21,418,665	21,000,764

Common Stock - 0.00%
Nortek, Inc. (B)			100	1	5,931
Total Common Stock				1	5,931

Total Corporate Public Securities				$21,784,010	$21,377,000

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Short-Term Security:	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 2.87%
American Electric Power, Inc	0.760%	07/11/16	$2,000,000	$1,999,578	$1,999,578
Hyundai Capital America	0.700	07/06/16	2,000,000	1,999,805	1,999,805
Total Short-Term Security				$3,999,383	$3,999,383

Total Investments	101.46%			$141,215,813	$141,416,716

Other Assets	10.62				14,803,383

Liabilities	(12.08)				(16,840,150)
Total Net Assets	100.00%				$139,379,949

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2016 the values of these securities amounted to $98,222,967 or 70.47% of net assets.
PIK	- Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.82%		Wellborn Forest Holding Company	$1,260,698
API Technologies Corp.	$1,747,493	Wolf-Gordon, Inc.	1,781,610
FMH Holdings Corporation	1,647,937		12,627,082
Merex Holding Corporation	408,866	CABLE & SATELLITE - 1.25%
Sunvair Aerospace Group Inc.	1,285,822	Time Warner Cable, Inc.	543,472
Whitcraft Holdings, Inc.	228,059	Unitymedia KabelBW GmbH	512,450
	5,318,177	UPCB Finance IV Limited	205,920
AIRLINES - 0.33%		Virgin Media Secured Finance PLC	483,750
XPO Logistics, Inc.	460,020		1,745,592
		CHEMICALS - 2.64%
AUTOMOTIVE - 8.38%		Compass Chemical International LLC	112,701
Accuride Corp	463,100	Consolidated Energy Finance S.A.	470,000
Aurora Parts & Accessories LLC	1,750,806	Cornerstone Chemical Company	367,500
CG Holdings Manufacturing Company	1,715,165	CVR Partners, LP.	508,750
DPL Holding Corporation	1,680,433	LBC Tank Terminals Holding Netherlands B.V	639,795
Grakon Parent	187,046	Omnova Solutions, Inc.	450,000
J A C Holding Enterprises, Inc.	557,501	Polytex Holdings LLC	1,150,537
J.B. Poindexter Co., Inc.	520,000		3,699,283
K & N Parent, Inc.	235,009	CONSTRUCTION MACHINERY - 0.46%
Meritor, Inc.	935,000	A W X Holdings Corporation	375,060
Moog Inc.	506,250	Safety Infrastructure Solutions	268,098
Power Stop Holdings LLC	1,816,519		643,158
Randy's Worldwide Automotive	1,308,042	CONSUMER CYCLICAL SERVICES - 3.45%
	11,674,871	ADT Security Services Corporation	468,125
BANKING - 0.38%		CHG Alternative Education Holding Company	1,065,479
Bank of America Corporation	533,647	Church Services Holding Company	179,119
		Cimpress N.V.	495,000
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.81%		PPC Event Services	1,605,983
Icahn Enterprises L.P.	592,500	Prime Security Services Borrower	530,000
Lazard Group LLC	532,205	West Corporation	465,000
	1,124,705		4,808,706
BUILDING MATERIALS - 9.06%		CONSUMER PRODUCTS - 9.50%
ARI Holding Corporation	2,275,699	AMS Holding LLC	289,955
Janus Group Holdings LLC	2,294,954	Animal Supply Company	1,687,842
Nortek, Inc.	5,931	Blue Wave Products, Inc.	790,080
NSi Industries Holdings Inc.	1,754,692	gloProfessional Holdings, Inc.	1,304,328
Pearlman Enterprises, Inc.	1,295,011	GTI Holding Company	800,756
Signature Systems Holding Company	41,947	Handi Quilter Holding Company	1,671,044
Sunrise Windows Holding Company	1,220,326	HHI Group, LLC	1,434,387
Torrent Group Holdings, Inc.	696,214

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

HP Enterprise Company	$522,411	Impact Confections	$1,405,738
K N B Holdings Corporation	127,893	JMH Investors LLC	997,004
Kyjen Company	1,338,568	PANOS Brands LLC	1,812,596
Manhattan Beachwear Holding Company	-	Tyson Foods, Inc.	557,044
MasTec, Inc.	463,750	Westminster Acquisition LLC	916,141
Master Cutlery LLC	1,095,766	WP Supply Holding Corporation	1,157,297
Perry Ellis International, Inc.	125,000		13,280,739
York Wall Holding Company	1,595,303	GAMING - 1.21%
	13,247,083	CTM Holding, Inc.	1,689,644

DIVERSIFIED MANUFACTURING - 5.01%		HEALTHCARE - 3.46%
ABC Industries, Inc.	414,630	CORA Health Services, Inc.	834,067
Advanced Manufacturing Enterprises LLC	-	ECG Consulting Group	1,405,704
Airxcel Holdings	1,819,388	GD Dental Services LLC	130,708
Amsted Industries	235,200	Healthcare Direct Holding Company	97,874
Belden Inc.	203,175	HealthSouth Corporation	538,850
BP SCI LLC	367,106	Hospital Corporation of America	283,134
CTP Transportation Products, LLC	272,800	Laboratory Corporation of America Holdings	518,976
F G I Equity LLC	292,728	Lifepoint Hospitals, Inc.	364,875
Forum Energy Technologies	148,400	TeamHealth Holdings Inc	123,064
G C Holdings	127,736	TherOX, Inc.	-
Ideal Tridon Holdings, Inc.	159,083	Touchstone Health Partnership	-
K P I Holdings, Inc.	415,351	Valeant Pharmaceuticals International	220,625
Motion Controls Holdings	1,067,612	VRX Escrow Corp.	306,555
NetShape Technologies, Inc.	99,054		4,824,432
Strahman Holdings Inc	1,363,487	HEALTH INSURANCE - 0.37%
	6,985,750	Reinsurance Group of America	515,201

ELECTRIC - 1.43%		HOME CONSTRUCTION - 0.36%
American Electric Power, Inc	1,999,578	William Lyon Homes	495,000

FINANCIAL OTHER - 1.52%		INDEPENDENT - 1.78%
Hyundai Capital America	1,999,805	Antero Resources Corporation	386,113
Insurance Claims Management, Inc.	114,917	EP Energy Corporation	287,245
	2,114,722	Jupiter Resources Inc.	358,750
FOOD & BEVERAGE - 9.53%		Laredo Petroleum, Inc.	467,500
1492 Acquisition LLC	254,731	MEG Energy Corporation	370,000
Dean Foods	339,693	Precision Drilling Corporation	226,875
Eagle Family Foods, Inc.	1,720,519	Sanchez Energy Corporation	386,250
F F C Holding Corporation	205,173		2,482,733
GenNx Novel Holding, Inc.	1,511,024	INDUSTRIAL OTHER - 10.31%
Hollandia Produce LLC	1,347,563	Advanced Technologies Holdings	319,064
Hospitality Mints Holding Company	1,056,216

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

AFC - Dell Holding Corporation	$1,333,295	Ferrellgas Partners, L.P.	$650,000
Aquilex Holdings LLC	149,438	Suburban Propane Partners, L.P.	491,250
Brunswick Corporation	537,750	Summit Midstream Holdings, LLC	79,120
Clough, Harbour and Associates	692,278		1,521,370
Connecticut Electric, Inc.	1,161,539	OIL FIELD SERVICES - 1.90%
Hartland Controls Holding Corporation	1,913,708	Avantech Testing Services LLC	-
Hi-Rel Group LLC	1,216,559	Bonanza Creek Energy, Inc.	201,250
HVAC Holdings, Inc.	1,416,731	Hilcorp Energy Company	312,354
International Wire Group	495,000	Hornbeck Offshore Services, Inc.	286,875
Mail Communications Group, Inc.	169,120	Petroplex Inv Holdings LLC	-
MC Sign Holdings LLC	878,333	Seadrill Partners Finco, LLC	220,867
Nielsen Finance LLC	276,420	Topaz Marine S.A.	471,030
Northwest Mailing Services, Inc.	627,701	Weatherford International	428,750
O E C Holding Corporation	168,374	Welltec A/S	348,281
Safway Group Holding LLC/Finance Corporation	249,375	WPX Energy, Inc.	374,000
Smart Source Holdings LLC	418,942		2,643,407
SMB Machinery Holdings, Inc.	-	OTHER - REITS - 0.38%
Steelcase, Inc.	570,290	Duke Realty Limited Partnership	530,129
Tranzonic Holdings LLC	1,776,153
	14,370,070	PACKAGING - 0.64%
		ASC Holdings, Inc.	803,874
MEDIA & ENTERTAINMENT - 4.16%		Vitex Packaging Group, Inc.	85,045
BlueSpire Holding, Inc.	1,486,597		888,919
GlynnDevins Acquisition Corporation	887,536	PAPER - 1.42%
HOP Entertainment LLC	-	Clearwater Paper Corporation	485,625
Lamar Media Corp.	165,600	Dunn Paper	910,570
Money Mailer Equity LLC	1,726,512	Xerium Technologies, Inc.	582,135
Netflix, Inc.	311,708		1,978,330
R.R. Donnelley & Sons Company	444,690	PHARMACEUTICALS - 2.60%
Sinclair Broadcast Group, Inc.	208,080	Clarion Brands Holding Corp.	1,660,485
Univision Communications, Inc.	573,086	Endo Finance LLC	433,750
	5,803,809	ERG Holding Company LLC	1,055,465
METALS & MINING - 1.70%		Mallinckrodt PLC	475,000
Alcoa, Inc.	649,500		3,624,700
Anglogold Holdings PLC	625,332	REFINING - 2.71%
Commercial Metals Company	708,750	Calumet Specialty Products Partners L.P.	353,750
Constellium N.V.	384,656	CITGO Petroleum Corporation	406,937
	2,368,238	MES Partners, Inc.	1,274,193
MIDSTREAM - 1.09%		MPLX LP	487,081
CVR Refining LLC	301,000	Paragon Offshore plc. (D)	150,000

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

Tristar Global Energy Solutions, Inc.	$1,099,014	TRANSPORTATION SERVICES - 2.92%
	3,770,975	Hertz Corporation	$224,599
RETAILERS - 0.10%		MNX Holding Company	1,338,745
HD Supply, Inc.	132,556	OPE KAG Finance Sub	492,500
		Penske Corporation	545,269
TECHNOLOGY - 5.44%		Team Drive-Away Holdings LLC	888,701
Anixter, Inc.	167,475	VP Holding Company	577,275
First Data Corporation	407,015		4,067,089
Glynlyon Holding Companies, Inc.	1,784,395
Jabil Circuit, Inc.	502,500	WIRELESS - 0.76%
Micron Technology, Inc.	636,823	Digicel Group Limited	428,600
REVSpring, Inc.	225,199	Sprint Corporation	123,612
Sabre GLBL, Inc.	124,135	Sprint Nextel Corporation	503,125
Software Paradigms International Group, LLC	1,749,986		1,055,337
Veritext Corporation	1,711,739	WIRELINES - 0.30%
Western Digital Corporation	270,710	Frontier Communications Corporation	419,687
	7,579,977	Total Investments - 101.46%	$141,416,716
TELECOMMUNICATIONS - 0.28%
Altice Financing S.A.	392,000

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.

History

Babson Capital Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $98,222,967 (70.47% of net assets) as of June 30, 2016 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

2.	Significant Accounting Policies	Corporate Public Securities - Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2016, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities - Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities - Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2016.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Corporate Bonds	$72,560,472	Discounted Cash Flows	Discount Rate	9.1% to 19.8%	12.4%

	$3,927,439	Market Approach	Valuation Multiple	3.7x to 10.2x	7.5x

			EBITDA	-$2.1 million to $11.2 million	$5.4 million

Equity Securities	$21,735,056	Market Approach	Valuation Multiple	3.7x to 11.8x	7.5x

			Discount for lack of marketability	0% to 20%	0.2%

			EBITDA	-$2.1 million to $154.4 million	$22.7 million

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2016:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$94,315,427	$-	$17,817,366	$76,498,061
Common Stock - U.S.	6,946,954	-	-	6,946,954
Preferred Stock	5,359,754	-	-	5,359,754
Partnerships and LLCs	9,418,198	-	-	9,418,198
Public Securities
Bank Loans	370,305	-	370,305	-
Corporate Bonds	21,000,764	-	21,000,764	-
Common Stock - U.S.	5,931	5,931	-	-
Short-term Securities	3,999,383	-	3,999,383	-
Total	$141,416,716	$5,931	$43,187,818	$98,222,967

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2015	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2016
Restricted Securities
Corporate Bonds	$67,658,072	$(46,885)	$13,157,469	$(4,774,672)	$504,077	$-	$-	$76,498,061
Common Stock - U.S.	7,806,723	(583,060)	791,045	(1,067,754)	-	-	-	6,946,954
Preferred Stock	6,609,176	540,119	126,795	(1,916,336)	-	-	-	5,359,754
Partnerships and LLCs	9,670,199	355,166	459,294	(1,066,461)	-	-	-	9,418,198
	$91,744,170	$265,340	$14,534,603	$(8,825,223)	$504,077	$-	$-	$98,222,967

There were no transfers into or out of Level 1 and Level 2 assets.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2016, the PI Subsidiary Trust has incurred income tax expense of $161,219.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2016, the PI Subsidiary Trust has a deferred tax liability of $579,023.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2016.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$121,669	-
Net realized gain on investments before taxes	$824,405	-
Net change in unrealized depreciation of investments before taxes	$(680,734)	(727,709)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes: The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.			3

Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held on April 22, 2016, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

Nature, Extent and Quality of Services to be Provided by Babson Capital to the Trust

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

Investment Performance

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Cost of Services Provided and Profitability/ Manager's "Fall-out" Benefits

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Corporate Investors, which also is advised by Babson Capital. Under the terms of its Investment Services Contract, Babson Capital Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Corporate Investors charged compares favorably.

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $139 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

		5.	Purchases and Sales of Investments
				For the six months ended 06/30/16
				Cost of Investments Acquired	Proceeds from Sales or Maturities
			Corporate restricted securities	$17,459,463	$16,174,841
			Corporate public securities	3,352,334	12,159,996

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2016. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2016 is $200,903 and consists of $12,474,437 appreciation and $12,273,534 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $579,023 on net unrealized gains on the PI Subsidiary Trust.

4.	Senior Indebtedness
		6.	Quarterly Results of Investment Operations

MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2016, the Trust incurred total interest expense on the Note of $306,750.

				March 31, 2016
				Amount	Per Share
			Investment income	$2,914,218
			Net investment income	2,253,036	$0.22
			Net realized and unrealized gain on investments (net of taxes)	655,058	0.06

				June 30, 2016
				Amount	Per Share
			Investment income	$3,195,325
			Net investment income	2,534,391	$0.25
			Net realized and unrealized gain on investments (net of taxes)	1,008,402	0.10

		7.

Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 22, 2016. The shareholders were asked to vote to re-elect as Trustees Robert E. Joyal and Susan B. Sweeney for three year terms and Edward P. Grace III for a two year term. The shareholders approved the proposal. The Trust's other Trustees, Michael H. Brown, Barbara M. Ginader, Clifford M. Noreen and Maleyne M. Syracuse continued to serve their respective terms following the April 22, 2016 Annual

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Robert M. Joyal 8,716,630	218,084	8,934,714	97.56%
Susan B. Sweeney 8,802,213	132,501	8,934,714	98.52%
Edward P. Grace III 8,743,213	191,501	8,934,714	97.86%

Babson Capital Participation Investors

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BABSON CAPITAL MANAGEMENT LLC AND ITS AFFILIATES;
BABSON CAPITAL SECURITIES LLC;
BABSON CAPITAL MANAGEMENT (AUSTRALIA) PTY LTD.
BABSON CAPITAL MANAGEMENT (JAPAN) KK;
BABSON CAPITAL CORNERSTONE ASIA LIMITED;
BABSON CAPITAL FUNDS TRUST;
BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND;
BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR
PURPOSES OF THIS PRIVACY NOTICE, "BABSON CAPITAL").

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

May 2016

Babson Capital Participation Investors

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Babson Capital Participation Investors

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Babson Capital Participation Investors

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Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen

Chairman

Robert M. Shettle

President

James M. Roy

Vice President & Chief Financial Officer

Janice M. Bishop

Vice President, Secretary & Chief

Legal Officer

Sean Feeley

Vice President

Daniel J. Florence

Treasurer

Melissa M. LaGrant

Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)   A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)   Not applicable for this filing.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER.  Robert M. Shettle serves as President of the Registrant (since June 2016) and as one of its Portfolio Managers.  Mr. Shettle began his service to the Registrant in 2015 as a Vice President.  With over 17 years of industry experience, Mr. Shettle is a Managing Director of Babson and Head of the North America Mezzanine and Private Equity Group of Babson.  He joined Babson in 2006.  Prior to joining Babson, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting.  At Babson, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments.  Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute.  He is also a Chartered Financial Analyst.  Mr. Shettle also presently serves as President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson.

PORTFOLIO MANAGEMENT TEAM.  Mr. Shettle has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Babson and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Babson in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.  Mr. Feeley also serves as Vice President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

 Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2016

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 8, 2016